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                                                                   EXHIBIT 10.12

     Certain portions of this exhibit have been deleted and confidentially filed with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 under the Securities Act of 1933, as amended. The confidential portions of the exhibit that have been deleted are indicated by "[*****]" inserted in place of such confidential information.

                        SILICON METAL PURCHASE AGREEMENT


ITEM:             [******] Silicon Metal

                  Size:  [*************************************]

                  Shipped in bulk truckload quantities

DURATION:         Jan. 1, 1997-Dec. 31, 1998

QUANTITY:         A)       [*******] silicon available as generated
                           [*****************************]
                           Delivery schedule to match [***] as generated

                  B) As less [******] is generated, tonnage lost is converted to additional [*********] tons

TERMS:            [******************************************
                  *******************************************]
                  Review [******************************] (if needed)

PRICE: [******] silicon having a content of up to [**********] priced at [***************************] silicon
                  [*******************************************]
                  on the shipment invoice
                  The Wabash price [*****************************]

CANCEL:           Must be written with six (6) month's advance notice


 /s/                                                  12/10/96
---------------------------------              ---------------------------------
Wabash Alloys                                  Date


 /s/                                                  12/15/96
---------------------------------              ---------------------------------
SIMCALA                                        Date




[*] Confidential treatment requested